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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1998
                                                             -------------


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                       -------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                   (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE              33-72806, 33-94784                   33-0592719
          --------              ------------------                   ----------
      (STATE OR OTHER            (COMMISSION FILE              (I.R.S. EMPLOYER
        JURISDICTION                 NUMBERS)               IDENTIFICATION NO.)
     OF INCORPORATION)


                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                       ---------------------------------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500



                                     Page 1 of  4
                           Exhibit Index appears on Page 4

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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the May 15, 1998 Distribution Date for the Collection Period ending April 30, 1998. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.






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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
                                    (Registrant)


Dated:  May 15, 1998                         By:  RUSSELL JURA
       -------------                              ------------
                                             Name:  Russell Jura
                                             Title: Assistant Secretary








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                                 INDEX TO EXHIBITS




       EXHIBIT                                                  METHOD OF
       NUMBER                     EXHIBIT                         FILING
       ------                     -------                         ------

         5.1         Monthly Servicer's Certificate with      Filed Herewith
                     respect to the May 15, 1998
                     Distribution Date for the
                     Collection Period ending April 30,
                     1998.








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